UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2024

Verona Pharma plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-39067	98-1489389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 More London Riverside

London SE1 2RE

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 203 283 4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.05 per share*	VRNA	The Nasdaq Stock Market LLC (Nasdaq Global Market)

* The ordinary shares are represented by American Depositary Shares (each representing 8 ordinary shares), which are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 31, 2024, Mr. Rishi Gupta resigned as a non-executive director of the Board of Directors (the “Board”) of Verona Pharma plc (the “Company”), effective as of January 31, 2024. Mr. Gupta’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

(d) On January 31, 2024, the Board appointed Michael Austwick as a non-executive director, effective as of February 1, 2024 (the “Appointment Date”).

As a non-executive director, Mr. Austwick will receive a £40,000 annual retainer for his service on the Board. On the Appointment Date, Mr. Austwick received an award of an option to purchase 144,000 Ordinary Shares of the Company (represented by 18,000 American Depositary Shares, each of which represents eight (8) Ordinary Shares of the Company) (the “Initial Award”). The Initial Award has an exercise price equal to $18.35 per American Depositary Share (equivalent to $2.29 per Ordinary Share), the fair market value of an American Depositary Share on January 31, 2024, and will vest and become exercisable as to one-third of the options on February 1, 2025 and the remaining options vesting in equal quarterly installments over the two years thereafter, subject to Mr. Austwick’s continued service on the Board through each such vesting date.

In connection with his appointment, Mr. Austwick entered into the Company’s standard letter of appointment for non-executive directors and also entered into the Company’s standard director deed of indemnity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONA PHARMA PLC

Date: February 2, 2024	By:	/s/ David Zaccardelli, Pharm. D.
	Name:	David Zaccardelli, Pharm. D.
	Title:	President and Chief Executive Officer